Prospectus Supplement – February 28, 2013*

Fund	Prospectuses dated
Columbia Active Portfolios – Diversified Equity Income Fund	October 1, 2012
Columbia Diversified Equity Income Fund	October 1, 2012
Columbia Dividend Opportunity Fund	October 1, 2012
Columbia Equity Value Fund	July 1, 2012 & February 28, 2013
Columbia Mid Cap Value Opportunity Fund	October 1, 2012

Effective immediately, Laton Spahr is no longer a portfolio manager of the above mentioned funds. Accordingly, all references to Mr. Spahr in the prospectuses are hereby removed.

Shareholders should retain this supplement for future reference.

*Valid until next update.

S-6400-55 A (2/13)